Exhibit 10(j)

SEVENTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT

THIS SEVENTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT (the “Amendment”) dated as of February 16, 2010, is made by and among HARRISON STREET FUNDING, LLC, as seller (the “Seller”), CHURCH & DWIGHT CO., INC., as initial servicer (the “Servicer”), MARKET STREET FUNDING LLC (formerly known as Market Street Funding Corporation), as issuer (the “Issuer”), and PNC BANK, NATIONAL ASSOCIATION, as administrator (the “Administrator”).

W I T N E S S E T H:

WHEREAS, the parties hereto are parties to that certain Receivables Purchase Agreement dated as of January 16, 2003, as amended by that First Amendment to Receivables Purchase Agreement dated as of September 26, 2003, as amended by that Second Amendment to Receivables Purchase Agreement dated as of July 20, 2004, as amended by that Third Amendment to Receivables Purchase Agreement dated as of April 12, 2006, as amended by that Fourth Amendment to Receivables Purchase Agreement dated as of March 15, 2007, as amended by that Fifth Amendment to Receivables Purchase Agreement dated as of April 10, 2007 and as further amended by that Sixth Amendment to Receivables Purchase Agreement dated as of February 17, 2009 (as so amended, the “Receivables Purchase Agreement”), and desire to amend the terms thereof as set forth herein.

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1. Definitions.

Defined terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Receivables Purchase Agreement.

2. Amendments to the Receivables Purchase Agreement.

i. Clause (a) of the definition of “Alternate Rate” set forth in Exhibit I of the Receivable Purchase Agreement is hereby amended by replacing the percentage “1.25%” where it appears therein with “2.00%”.

ii. The proviso in clause (b) the definition of “Alternate Rate” set forth in Exhibit I of the Receivable Purchase Agreement is hereby amended an restated in its entirety to read as follows:

provided, however, that the “Alternate Rate” for any day while a Termination Event exists shall be an interest rate equal to 2.00% per annum above the greater of (x) the Base Rate and (y) the per annum rate set forth in clause (a) above, in each case, in effect on such day.

iii. The definition of “Concentration Reserve Percentage” set forth in Exhibit I of the Receivable Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“Concentration Reserve Percentage” means, at any time, the largest of the following: (i) the sum of five largest Group D Obligor Percentages (up to the Concentration Percentage for each Obligor), (ii) the sum of the three largest Group C Obligor Percentages (up to the Concentration Percentage for each Obligor), (iii) the sum of the two largest Group B Obligor Percentages (up to the Concentration Percentage for each Obligor), (iv) the largest Group A Obligor Percentage (up to the Concentration Percentage for each Obligor), and (v) if the Concentration Reserve Percentage Condition is not satisfied, the lesser of 20% and the largest Special Obligor Percentage.

iv. The following definition of “Concentration Reserve Percentage Condition” is hereby added to Exhibit I of the Receivable Purchase Agreement, as alphabetically appropriate:

“Concentration Reserve Percentage Condition” means, on any date of determination, with respect to any Special Obligor, that the aggregate Outstanding Balance of all Delinquent Receivables of such Special Obligor is less than or equal to 35% of the aggregate Outstanding Balance of all Pool Receivables of such Special Obligor.

v. The definition of “Dilution Reserve Percentage” set forth in Exhibit I of the Receivable Purchase Agreement is hereby amended by replacing the number “2” where it appears therein with “2.25”.

vi. Clause (a) of the definition of “Facility Termination Date” set forth in Exhibit I of the Receivable Purchase Agreement is hereby amended by replacing the date “April 7, 2010” where it appears therein with “February 15, 2011”.

vii. The definition of “Loss Reserve Percentage” set forth in Exhibit I of the Receivable Purchase Agreement is hereby amended by replacing the number “2.0” where it appears therein with “2.25”.

viii. The definition of “Special Obligor” set forth in Exhibit I of the Receivable Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“Special Obligor” means Wal-Mart Stores, Inc. or any Affiliate thereof for so long as Wal-Mart Stores, Inc. maintains a short-term debt rating of at least “A-1” by Standard and Poor’s and “P-1” by Moody’s.

ix. The definition of “Yield Reserve Percentage” set forth in Exhibit I of the Receivable Purchase Agreement is hereby amended by replacing the number “1.5” where it appears in the formula therein with “1.75”.

Seventh Amendment to Receivables Purchase Agreement

x. Section 3(c) of Exhibit IV of the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

(c) Notwithstanding anything to the contrary in the Seller’s operating agreement, not less than one member of the Seller’s Board of Directors shall be an individual who (A) has (1) prior experience as an Independent Director for a corporation or limited liability company whose charter documents required the unanimous consent of all Independent Directors thereof before such corporation or limited liability company could consent to the institution of bankruptcy or insolvency proceedings against it or could file a petition seeking relief under any applicable federal or state law relating to bankruptcy and (2) at least three years of employment experience with one or more entities that provide, in the ordinary course of their respective businesses, advisory, management or placement services to issuers of securitization or structured finance instruments, agreements or securities, (B) is reasonably acceptable to the Administrator as evidenced in a writing executed by the Administrator and (C) is not, and has not been for a period of five years prior to his or her appointment as an Independent Director of the Seller: (1) a stockholder (whether direct, indirect or beneficial), customer, affiliate, associate, advisor or supplier of Church & Dwight or any of its respective Affiliates, (2) a director, officer, employee, partner, manager, attorney or consultant of Church & Dwight or any of its Affiliates (Church & Dwight and its Affiliates other than the Seller being hereinafter referred to as the “Parent Group”), (3) a person related to any person referred to in clauses (1) or (2) above, (4) a person or other entity controlling or under common control with any such stockholder, partner, manager, customer, supplier, employee, officer or director or (5) a trustee, conservator or receiver for any member of the Parent Group (such an individual meeting the requirements set forth above, the “Independent Director”) (it being understood that, as used in this paragraph (c), “control” means the possession directly or indirectly of the power to direct or cause the direction of management policies or activities of a person or entity whether through ownership of voting securities, by contract or otherwise). The operating agreement of the Seller shall provide that: (i) the Seller’s Board of Directors shall not approve, or take any other action to cause the filing of, a voluntary bankruptcy petition with respect to the Seller unless the Independent Director shall approve the taking of such action in writing before the taking of such action and (ii) such provision cannot be amended without the prior written consent of the Independent Director. The provisions of the operating agreement of the Seller described in the preceding sentence may not be amended without the prior written consent of the Administrator;

xi. Section 3(m) of Exhibit IV of the Receivables Purchase Agreement is hereby amended by deleting the word “and” where it appears following the semi-colon at the conclusion thereof.

xii. Section 3(n) of Exhibit IV of the Receivables Purchase Agreement is hereby amended by replacing the punctuation mark “.” at the conclusion thereof with “; and”.

xiii. Section 3 of Exhibit IV of the Receivables Purchase Agreement is hereby amended to add the following as clause (o) immediately after clause (n) thereof:

(o) At all times that this Agreement is in effect, the Seller will provide for not less than ten (10) Business Days’ prior written notice to the Administrator of any removal, replacement or appointment of any director that is to serve as an

Seventh Amendment to Receivables Purchase Agreement

Independent Director, such notice to include the identity of the proposed replacement Independent Director, together with a certification that such replacement satisfies the requirements for an Independent Director set forth in this Agreement and the operating agreement of the Seller.

xiv. Clause (k) of Exhibit V of the Receivables Purchase Agreement is hereby amended by replacing the punctuation mark “.” at the conclusion thereof with “; or”.

xv. Exhibit V of the Receivables Purchase Agreement is hereby amended to add the following as clause (l) immediately after clause (k) thereof:

(l)(i) the Seller shall fail to perform or observe any covenant or agreement set forth in Sections 3(c) or 3(o) of Exhibit IV or (ii) any Person shall be appointed or replaced as an Independent Director of the Seller without prior written consent of the Administrator.

3. Conditions of Effectiveness of this Amendment. The effectiveness of this Amendment is expressly conditioned upon satisfaction of the following conditions precedent: all legal details and proceedings in connection with the transactions contemplated by this Amendment shall be in form and substance satisfactory to the Administrator, and the Administrator shall have received from the Seller, the Issuer, and the Servicer original or certified or other executed counterparts of this Amendment and all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Administrator.

4. Representations and Warranties; No Default. Each of the Seller and the Servicer hereby represents and warrants to the Issuer and the Administrator as follows:

i. Representations and Warranties. The representations and warranties contained in Exhibit III to the Receivable Purchase Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

ii. Enforceability. The execution and delivery by each of the Seller and the Servicer of this Amendment, and the performance of each of its obligations under this Amendment and the Receivable Purchase Agreement, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary organizational action on each of its parts. This Amendment and the Receivable Purchase Agreement, as amended hereby, are each of the Seller’s and the Servicer’s valid and legally binding obligations, enforceable in accordance with its terms.

iii. No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

5. Amendment. The Receivables Purchase Agreement and other Transaction Documents referred to herein and certain of the exhibits and schedules thereto are hereby amended in accordance with the terms hereof and any reference to the Receivables Purchase

Seventh Amendment to Receivables Purchase Agreement

Agreement or other Transaction Documents in any document, instrument, or agreement shall hereafter mean and include the Receivables Purchase Agreement or such Transaction Document, including such schedules and exhibits, as amended hereby.

6. Force and Effect. Each of the Seller and the Servicer reconfirms, restates, and ratifies the Receivables Purchase Agreement, the Transaction Documents and all other documents executed in connection therewith except to the extent any such documents are expressly modified by this Amendment and each of the Seller and the Servicer confirms that all such documents have remained in full force and effect since the date of their execution.

7. Governing Law. This Amendment shall be deemed to be a contract made under and governed by the internal laws of the State of New York (including for such purposes Section 5-1401 of the General Obligations Law of the State of New York).

8. Counterparts. This Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9. Effective Date. This Amendment shall be effective as of and shall be dated as of the date of satisfaction of the condition set forth in Section 3 of this Amendment.

10. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Receivables Purchase Agreement or any provision hereof or thereof.

[SIGNATURES BEGIN ON NEXT PAGE]

Seventh Amendment to Receivables Purchase Agreement

[SIGNATURE PAGE 1 OF 3 TO SEVENTH AMENDMENT TO

RECEIVABLES PURCHASE AGREEMENT]

IN WITNESS WHEREOF and intending to be legally bound hereby, the parties hereto have executed this Amendment as of the date first above written.

HARRISON STREET FUNDING, LLC, as Seller

By:
Name:
Title:

CHURCH & DWIGHT CO., INC. as initial Servicer

By:
Name:
Title:

[SIGNATURE PAGE 2 OF 3 TO SEVENTH AMENDMENT TO

RECEIVABLES PURCHASE AGREEMENT]

MARKET STREET FUNDING LLC, as Issuer

By:
Name:
Title:

[SIGNATURE PAGE 3 OF 3 TO SEVENTH AMENDMENT TO

RECEIVABLES PURCHASE AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION as Administrator

By:
Name:
Title: